1 Fiscal Year 4Q 2013 Supplemental Earnings Information FY 4Q 2013 Supplemental Earnings Information

Forward-Looking Statements 2 Information contained in this supplemental presentation that is not historical by nature constitutes “forward-looking statements” which can be identified by the use of forward-looking terminology such as “believes,” “expects,” “plans,” “intends,” “estimates,” “projects,” “could,” “may,” “will,” “should,” or “anticipates” or the negatives thereof, other variations thereon or comparable terminology, or by discussions of strategy. No assurance can be given that future results expressed or implied by the forward-looking statements will be achieved and actual results may differ materially from those contemplated by the forward-looking statements. Such statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward- looking statements. These risks and uncertainties include, but are not limited to, those relating to the Company’s financial and operating prospects, current economic trends, future opportunities, ability to retain existing customers and attract new ones, outlook of customers, and strength of competition and pricing. In addition, there is risk and uncertainty in the Company’s acquisition strategy including our ability to integrate acquired companies and assets. Specifically there is a risk associated with our recent acquisition of Core NAP and the benefits thereof, including financial and operating results and synergy benefits that may be realized from this acquisition and the timeframe for realizing these benefits. Other factors and risks that may affect our business and future financial results are detailed in our Annual Report on Form 10-K Item 1A: “Risk Factors.” We caution you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. We undertake no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after releasing this supplemental information or to reflect the occurrence of unanticipated events, except as required by law. FY 4Q 2013 Supplemental Earnings Information

Presentation of Certain Consolidated Pro-forma Financial Data 3 Acquisitions have been, and are expected to continue to be, a component of the Company’s strategy. In this Supplemental Earnings Information under “Consolidated Financial Data,” the Company sets forth its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates for the fiscal quarters impacted by the Company’s acquisitions. These pro-forma measures are intended to provide additional information regarding such rates of growth on a more comparable basis than would be provided without such pro-forma adjustments. With regard to the recent acquisitions that impact the financial data reported within this supplemental earnings presentation (i.e. 360Networks, Arialink, AboveNet, FiberGate, USCarrier, First Telecom, Litecast, and Core NAP), the Company has calculated its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisition closed. In making such adjustments, the Company made certain pro-forma adjustments to the revenue and Adjusted EBITDA of the acquired entities, which principally include an adjustment related to the estimated fair value of the acquired deferred revenue balance and the elimination of historical transactions between Zayo and the acquired company, but do not include cost savings and other synergies that were only realized following completion of the acquisitions. See “Consolidated Historical Reconciliations.” The Company provides the pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rate for the fiscal quarters impacted by acquisitions on the slide entitled “Consolidated Financial Data.” Similarly, the company presents pro-forma annualized revenue and pro-forma annualized Adjusted EBITDA growth rates for its operating segments. The calculation of the pro-forma growth rates includes both the impact of the aforementioned acquisitions and the impact of transfers between the segments. The pro-forma growth rates, if applicable to the reporting segments, are presented on slides entitled: “Zayo Wavelength Services Financial Data”; “Zayo SONET Services Financial Data”; “Zayo Ethernet Services Financial Data”; “Zayo IP Services Financial Data”; “Zayo Mobile Infrastructure Group Financial Data”; “zColo Financial Data”; and “Zayo Dark Fiber Financial Data” within the “Financial Data by Reporting Segment” section of this supplemental earnings presentation. FY 4Q 2013 Supplemental Earnings Information

Non-GAAP Financial Measures The Company provides financial measures that are not defined under generally accepted accounting principles in the United States, or GAAP, including earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered in isolation or as alternatives to net earnings or any other performance measures derived in accordance with GAAP or as alternatives to cash flows from operating activities as measures of our liquidity. “Adjusted EBITDA” is defined as EBITDA from continuing operations adjusted to exclude transaction costs related to acquisitions, stock-based compensation, and certain non-cash or non-recurring items. Management uses Adjusted EBITDA to evaluate operating performance and this financial measure is among the primary measures used by management for planning and forecasting of future periods. The Company believes that the presentation of Adjusted EBITDA is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by management and makes it easier to compare our results with the results of other companies that have different financing and capital structures. Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA:  does not reflect capital expenditures, or future requirements for capital and major maintenance expenditures or contractual commitments;  does not reflect changes in, or cash requirements for, our working capital needs;  does not reflect the significant interest expense, or the cash requirements necessary to service the interest payments, on our debt; and  does not reflect cash required to pay income taxes The Company’s computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate Adjusted EBITDA in the same fashion. Because the Company has acquired numerous entities since inception and incurred transaction costs in connection with each acquisition, has borrowed money in order to finance operations, has used capital and intangible assets in the business, and because the payment of income taxes is necessary if taxable income is generated, any measure that excludes these items has material limitations. As a result of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to invest in the growth of the business or as a measure of liquidity. In addition to Adjusted EBITDA, management uses Unlevered Free Cash Flow, which measures the ability of Adjusted EBITDA to cover capital expenditures. Adjusted EBITDA is a performance rather than cash flow measure. Correlating our capital expenditures to our Adjusted EBITDA does not imply that we will be able to fund such capital expenditures solely with cash from operations. Gross profit, defined as revenue less operating costs, excluding depreciation and amortization, is used by management to assess profitability prior to selling, general and administrative expenses, stock-based compensation and depreciation and amortization. The Company also provides invested capital and the ratio of invested capital to Adjusted EBITDA. Management uses invested capital and the invested capital ratio to assess value creation in the business. Tables reconciling such non-GAAP measures are included in the Historical Financial Data & Reconciliations section of this presentation. A glossary of terms used throughout is available under the investor section of the Company’s website at http://www.zayo.com/investor-center. 4 FY 4Q 2013 Supplemental Earnings Information

Other Notes Operating Measures This earnings supplement contains operating measures used by the Company in managing the business. Management believes that providing this information enables analysts, investors, and others to obtain a better understanding of the Company’s operating performance and to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance on a standalone and comparative basis. Certain supplemental information provided and related definitions may not be directly comparable to similarly titled items reported by other companies. Further, the Company may, from time to time, revise the calculation or presentation of certain operating measures. Revisions Certain prior period operating measures have been revised to reflect corrections or reclassifications of data. These revisions are not material and have no impact on the Company’s reported financial results. Estimates Certain operating measures presented herein are based on estimates. The measures are noted as estimates where presented and include: (1) estimated gross profit on gross new sales (bookings); (2) estimated capital expenditures associated with gross new sales (bookings); (3) estimated payback period on gross new sales (bookings)(calculated); (4) estimated commitments of speculative capital expenditures; (5) estimated timing of service activation pipeline conversion; and (6) planned synergies. Rounding Components may not sum due to rounding. Lease Termination Costs During the fiscal year of 2013, the Company recorded a charge for lease termination costs totaling $10.2 million related to exit activities initiated for unutilized space associated with leased office and technical facilities. In connection with integration activities associated with acquisitions completed during fiscal years 2012 and 2013, the Company completed an analysis of existing and acquired facilities leases and determined that certain facilities under lease would not be used by the Company in the future. The charge was included in operating costs and selling, general and administrative expenses and will be disclosed within earnings (loss) from continuing operations of the Company for the three months ended June 30, 2013. As of June 30, 2013, the remaining lease termination obligation associated with these facilities was $10.1 million, which is recorded net of expected sublease income of $3.0 million. The Company will periodically re-evaluate its assumptions used to estimate this obligation and may record adjustments prospectively as facts or circumstances change related to the impairment of its leased facilities. 5 FY 4Q 2013 Supplemental Earnings Information

Other Notes AboveNet Purchase Accounting Estimates During the quarter ended June 30, 2013, the Company finalized its acquisition accounting for AboveNet. In connection therewith, it completed its fair value analysis and calculations in sufficient detail necessary to arrive at the final estimates of the fair value of the acquired assets and liabilities assumed, along with the related allocations to goodwill and intangible assets. As a result of completing its fair value analysis, the Company increased its original estimate of the fair value of property, plant and equipment, deferred revenue, and intangible assets acquired from the AboveNet acquisition in the amount of $732.8 million, $56.2 million, and $48.3 million, respectively. The fair value adjustments to the Company's provisional acquisition accounting for AboveNet impacted the Company's historical results of operations during interim periods of Fiscal 2013, which have been retrospectively adjusted. Revenue increased by $1.8 million, $1.8 million, and $1.7 million for the quarters ended September 30, 2012, December 31, 2012 and March 31, 2013, respectively, as a result of valuation adjustments for AboveNet acquired deferred revenue contracts. Depreciation and amortization expense increased by $25.0 million, $25.5 million, and $18.7 million for the quarters ended September 30, 2012, December 31, 2012 and March 31, 2013 as a result of the valuation adjustments for AboveNet property, plant and equipment and intangible assets. Net (loss)/earnings decreased by $23.2 million, $23.7 million, and $17.0 million for the quarters ended September 30, 2012, December 31, 2012, and March 31, 2013, respectively, as a result of the AboveNet valuation adjustments that impacted revenue and depreciation and amortization expense. 6 FY 4Q 2013 Supplemental Earnings Information

Core NAP Acquisition 7 Core NAP Statistics On May 31, 2013, the Company acquired Core NAP, L.P. (“Core NAP”), a Texas limited partnership, for total consideration of $7.3 million (inclusive of assumed capital leases), subject to certain post-closing adjustments. Core NAP is a provider of colocation services through the operation of a single datacenter facility in Austin, TX. The acquisition was funded with cash on hand. FY 4Q 2013 Supplemental Earnings Information 1 Annualized revenue and Adjusted EBITDA are based on the operating results of Core NAP for the three months ended March 31, 2013. Financial results do not reflect any purchase accounting adjustments or reductions for intercompany transactions which will be eliminated post close 2 In calculating the Adjusted EBITDA multiple, the purchase price of Core NAP is divided by the annualized Adjusted EBITDA derived from the historical March 31, 2013 quarterly operating results of Core NAP May 31, 2013 Core NAP NETWORK STATISTICS Billable Colocation Square Feet 8,250 Colocation Cabinet Equivalents 215 Utilized Colocation Cabinet Equivalents 177 ANNUALIZED FINANCIAL STATISTICS ($ in millions) 1 Revenue $5.3 Adjusted EBITDA $1.1 % Margin 21% TRANSACTION STATISTICS ($ in millions) Close Date May 31, 2013 Purchase Price, net of cash acquired $7.3 Adjusted EBITDA Multiple2 6.6x

Access Communications Purchase Agreement 8 Access Statistics On August 13, 2013, the Company entered into an agreement to acquire 100% of the equity interest in Access Communications, Inc. (“Access”), a Minnesota corporation. Access primarily provides dark fiber services via a ~1,200 route mile fiber network throughout the greater Minneapolis-St. Paul market. The $40 million purchase price, subject to post-closing adjustments, will be funded with cash on hand. FY 4Q 2013 Supplemental Earnings Information Pending Acquisition Access Communications NETWORK STATISTICS Metro Markets 1 Route Miles 1,200 Fiber Miles 85,000 On-Net Buildings 557 ANNUALIZED FINANCIAL STATISTICS ($ in millions) 1 Revenue $5.5 Adjusted EBITDA $3.4 % Margin 62% TRANSACTION STATISTICS ($ in millions) Expected Close Date FY 2Q 2014 Purchase Price, net of cash acquired $40.0 Adjusted EBITDA Multiple2 11.7x 1 Annualized revenue and Adjusted EBITDA are based on the operating results of Access for the three months ended June 30, 2013, adjusted from modified cash accounting to GAAP based on preliminary estimates. Financial results do not reflect any purchase accounting adjustments or reductions for intercompany transactions which will be eliminated post close 2 In calculating the Adjusted EBITDA multiple, the purchase price of Access is divided by the annualized Adjusted EBITDA derived from the historical June 30, 2013 quarterly operating results of Access

Weighted Average Multiple = 9.3x Pre-Synergy and 6.8x Post Synergy

zayo GROUP

ZGL Acquisition History[1]

(in millions unless noted)	Close Date	Purchase Price[2]	Estimated Revenue LQA[3]	Estimated Adjusted EBITDA LQA[3]	Pre-Synergy Multiple	Planned Synergies	Adjusted EBITDA LQA + Synergies	Post Synergy Multiple
Memphis Networx*	Jul-07	9.2	$5.4	$1.2	7.7x	0.0	$1.2	7.7x
PPL	Aug-07	46.3	32.1	7.2	6.5x	0.6	7.8	6.0x
IFW	Sep-07	22.6	2.3	(1.7)	NM	1.0	(0.7)	NM
Onvoy*	Nov-07	26.9	27.9	4.9	6.1x	3.2	8.1	4.0x
Voicepipe*	Nov-07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Citynet	Feb-08	99.2	31.5	8.1	12.2x	1.5	9.6	10.3x
NTI	May-08	5.2	8.5	1.3	4.0x	0.6	1.9	2.7x
Ctel Tri-State Mkts*	Jul-08	1.7	1.8	(1.0)	NM	2.5	1.5	NM
CFS	Sep-08	12.1	3.6	2.4	5.1x	0.0	2.4	5.1x
Citynet Retail	Sep-08	3.4	0.1	(0.3)	NM	0.0	(0.3)	NM
Adesta	Sep-08	6.4	0.5	(0.2)	NM	0.0	(0.2)	NM
NTI (California)	May-09	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fibernet	Sep-09	96.6	64.3	13.3	7.3x	15.3	28.6	3.4x
AGL Networks	Jul-10	73.7	21.6	11.6	6.4x	1.6	13.2	5.6x
Dolphini	Sep-10	0.2	0.1	(0.1)	NM	0.1	(0.1)	NM
AFS	Oct-10	114.1	31.6	13.6	8.4x	6.6	20.2	5.6x
360*	Dec-11	332.2	79.0	27.2	12.2x	14.0	41.2	8.1x
Marquisnet	Dec-11	13.6	6.6	2.9	4.6x	1.0	3.9	3.5x
Arialink*	May-12	15.4	4.6	2.6	6.0x	0.6	3.1	4.9x
AboveNet*	Jul-12	2,188.6	478.3	240.4	9.1x	77.0	317.4	6.9x
Fibergate	Aug-12	118.3	15.1	10.7	11.1x	1.5	12.2	9.7x
USCarrier	Oct-12	16.1	16.3	4.2	3.8x	2.5	6.8	2.4x
First Telecom Services	Dec-12	109.7	31.3	7.7	14.3x	3.3	11.0	10.0x
LiteCast	Dec-12	22.2	3.8	2.2	9.9x	0.8	3.0	7.3x
Core NAP	May-13	7.3	5.3	1.1	6.6x	1.0	2.1	3.5x
Sum/Weighted Avg		$3,341.0	$871.4	$359.2	9.3x	$134.6	$493.8	6.8x
Average age of investment (weighted by size, in years):			*1.9 years*	*1.5 years*				

[1] Companies denoted by * indicate Purchase Price was adjusted for value attributed to Onvoy Voice Services / Zayo Enterprise Networks / Zayo Professional Services spin-offs

[2] Purchase price includes assumed indebtedness (including capital leases)

[3] Estimated Revenue LQA and Adjusted EBITDA LQA represents the Revenue and Adjusted EBITDA (adjusted for estimated purchase accounting adjustments) recognized by the acquired entity during the last quarterly period immediately preceding the respective acquisition date multiplied by 4

FY 4Q 2013 Supplemental Earnings Information

9

$114 $16 $49 $22 $32 $26 $59 $3 $485 $32 $30 $2 $1 $8 $14 $25 $29 $31 $33 $42 $52 $58 $66 $80 $83 $98 $103 $118 $121 $145 $146 $165 $114 $122 $128 $138 $158 $209 $211 $220 $252 $289 $297 $311 $314 $356 $420 $438 $926 $981 $1,013 $1,033 $0 $200 $400 $600 $800 $1,000 $1,200 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 A n n u ali ze d R ev en u e (milli o n s) ZGL Acquired and Organic Revenue Growth 3 4 5 6 7 8 1 CAGR based on establishing a weighted average date based on acquisition date and revenue 2 ZG Acquired annualized revenue through Sep-08 includes Memphis Networx, IFW, Onvoy, Citynet, Ctel Tri-State Markets, CFS 3 Fibernet (1 mo) 4 Fibernet (2 mos) 5 AGL Networks, Dolphini 6 AFS 7 360Networks (1 mo) 2 Organic vs. Inorganic Revenue Growth 10 10 8 360Networks (2 mos), Marquisnet 9 Arialink (2 mos) 10 Arialink (1 mo), Abovenet, Fibergate (1 mo) 11 Fibergate (2 mos), First Telecommunications (.5 mo), USCarrier 12 First Telecommunications (2.5 mos), Litecast (3 mos) 13 Core NAP (1 mo) 11 Organic growth is a derived figure calculated as the difference between reported Revenue (annualized) and cumulative acquired Revenue 9 12 13 9% Organic Revenue Growth (Date Weighted CAGR) 1 Cumulative Acquired Revenue Annualized Organic Revenue Incremental Acquired Revenue FY 4Q 2013 Supplemental Earnings Information

$3 $10 $12 $14 $9 $21 $2 $245 $13 $9 $0 $567 $31 $35 $40 $41 $54 $72 $81 $88 $102 $124 $131 $149 $152 $180 $216 $230 $498 $556 $591 $608 $0 $100 $200 $300 $400 $500 $600 $700 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 A n n u ali ze d EB IT D A ( milli o n s) 29% 35% 43% 51% 57% 55% 59% 20% 40% 60% 80% Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 EB IT D A M ar gi n ZGL Adjusted EBITDA Growth ZGL Adjusted EBITDA Margin 1 CAGR based on establishing a weighted average date based on acquisition date and EBITDA 2 ZG Acquired annualized aEBITDA through Sep-08 includes Memphis Networx, IFW, Onvoy, Citynet, Ctel Tri-State Markets, CFS 3 Fibernet (1 mo) 4 Fibernet (2 mos) 5 AGL Networks, Dolphini 6 AFS 7 360Networks (1 mo) Organic vs. Inorganic Adj EBITDA Growth 11 8 360Networks (2 mos), Marquisnet 9 Arialink (2 mos) 10 Arialink (1 mo), Abovenet, Fibergate (1 mo) 11 Fibergate (2 mos), First Telecom Services (.5 mo), USCarrier 12 First Telecommunications (2.5 mos), Litecast (3 mos) 13 Core NAP (1 mo) 14 Adjustment to normalize for one-time $10.2M lease termination cost Organic growth is a derived figure calculated as the difference between reported Adjusted EBITDA (annualized) and cumulative acquired Adjusted EBITDA plus Planned (not necessarily realized) Synergies 2 3 4 5 6 7 8 10 11 9 12 13 14 18% Organic EBITDA Growth 41% with Synergies 14 13% Organic EBITDA Growth 35% with Synergies (Date Weighted CAGR) 1 14 Cumulative Acquired EBITDA Annualized Organic EBITDA growth Planned Synergies Incremental Acquired EBITDA FY 4Q 2013 Supplemental Earnings Information

Planned Synergies Summary 12 FY 4Q 2013 Supplemental Earnings Information Mar-13 2 Jun-13 3 Change Total Planned Synergies (See slide 9 for details) $133.6 $134.6 $1.0 Additional planned synergies from Core NAP acquisition Estimate of Realized Synergies to Date 1 (See slide 11) $116.2 $116.8 $0.6 Estimate of realized synergies in the quarter ended June 30, 2013 Remaining Planned Synergies $17.4 $17.8 $0.4 Planned Synergies ($M) 1 Estimate of realized synergies to date is calculated by comparing pro-forma revenue growth (further adjusted to remove other revenue) multiplied by 70% (an estimated incremental Adjusted EBITDA margin) to actual pro-forma Adjusted EBITDA growth. The amount by which the latter is greater than the former is reflected as the estimate of realized synergies for a given period 2 Estimate of realized synergies to date through the March 31, 2013 quarter restated by $2 million to reflect the impact of final AboveNet purchase accounting adjustments 3 In the quarter ended June 30, 2013, the actual pro-forma Adjusted EBITDA was further adjusted to add back the $10.2 million lease termination costs prior to calculating the estimate of realized synergies to date

FY 4Q 2013 Supplemental Earnings Information ($4) $2 ($10) $56 $12 $47 ($22) $32 -6% 2% -9% 51% 5% 19% -9% 12% ($50) $0 $50 $100 $150 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Financial Data Stratification 13 $29 $31 $43 $21 $67 $59 $96 $102 37% 35% 41% 20% 29% 24% 38% 39% $0 $50 $100 $150 $200 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 % of Revenue millions Purchases of Property and Equipment $38 $45 $54 $57 $124 $139 $148 $142 48% 51% 51% 52% 54% 57% 58% 55% $0 $50 $100 $150 $200 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 % of Revenue millions EBITDA $20 $19 $33 $10 $64 $36 $92 $67 26% 22% 31% 9% 28% 15% 36% 26% $0 $50 $100 $150 $200 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 % of Revenue millions Net Capital1 1 Net Capital is equal to “Cash Outflows for Purchases of Property and Equipment” less “Additions to Deferred Revenue” 2 Adjusted Unlevered Free Cash Flow is equal to EBITDA less “Net Capital” 3 Levered Free Cash Flow is equal to “Net Cash Provided by Operating Activities” less “Cash Outflows for Purchases of Property and Equipment” % of Revenue millions Adj Unlevered FCF2 $9 $14 $11 $36 $58 $80 $52 $40 12% 15% 11% 33% 25% 33% 21% 15% $0 $50 $100 $150 $200 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 % of Revenue millions Unlevered Free Cash Flow (FCF) % of Revenue millions Levered FCF3 $10.2 million lease termination cost adjustment $18 $26 $21 $47 $61 $103 $56 $74 23% 29% 20% 43% 26% 42% 22% 29% $0 $50 $100 $150 $200 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13

Consolidated Financial Data

Financial Data

($ in millions)

	Three months ended				
	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013[2]
Revenue	$109.6	$231.5	$245.3	$253.1	$258.2
Annualized revenue growth	*17%*	*445%*	*24%*	*13%*	*8%*
Pro-forma annualized revenue growth [1]	*14%*	*1%*	*8%*	*0%*	*7%*
Gross profit	86.8	198.8	210.4	218.0	224.3
Gross profit %	*79%*	*86%*	*86%*	*86%*	*87%*
Operating income	$23.4	$23.0	$20.4	$44.7	$22.7
Earnings/(loss) from continuing operations	($5.3)	($76.7)	($43.7)	($25.3)	$1.1
Earnings from discontinued operations, net of income taxes	-	$1.8	-	-	-
Net earnings/(loss)	($5.3)	($74.9)	($43.7)	($25.3)	$1.1
Adjusted EBITDA, from continuing operations	$57.5	$124.4	$139.1	$147.8	$141.7
Purchases of property and equipment	21.4	66.7	58.9	95.7	101.9
Unlevered Free Cash Flow	$36.1	$57.8	$80.2	$52.1	$39.8
Annualized Adjusted EBITDA growth	*26%*	*466%*	*47%*	*25%*	*-17%*
Pro-forma annualized Adjusted EBITDA growth [1]	*23%*	*19%*	*32%*	*18%*	*-17%*
Adjusted EBITDA margin	*52%*	*54%*	*57%*	*58%*	*55%*

1 The three months ended June 30, 2013 include approximately one month of operating results of the May 31, 2013 Core NAP acquisition. Adjusting for the effect of the transaction as if it had occurred on January 1, 2013, the annualized revenue and adjusted EBITDA growth rates for the three months ended June 30, 2013 are estimated to be 7% and -17%, respectively

2 During the three months ended June 30, 2013, the Company recorded a charge for lease termination costs totaling $10.2 million (see further discussion on "Other Notes" slide). Excluding this charge, Adjusted EBITDA for the quarter would have been $151.9 million representing 10% annualized growth from the prior quarter and a 59% adjusted EBITDA margin

FY 4Q 2013 Supplemental Earnings Information

14

Consolidated Invested Capital Ratio 15 Invested Capital ($ in millions) June 30, September 30, December 31, March 31, June 30, 2012 2012 2012 2013 2013 Member's interest $388.9 $699.6 $704.1 $705.6 $704.0 Capital lease obligations 11.6 4.3 8.0 12.4 13.2 Debt 689.7 2,841.5 2,835.7 2,838.6 2,830.7 L ss cash balance (150.7) (213.7) (97.6) (61.2) (88.1) Total Invested Capital $939.5 $3,331.8 $3,450.2 $3,495.4 $3,458.7 Adjusted EBITDA $57.5 $124.4 $139.1 $147.8 $141.7 Annualized Adjusted EBITDA 229.9 497.6 556.3 591.2 566.8 Invested Capital Ratio 4.1 x 6.7 x 6.2 x 5.9 x 6.1 x Three months ended FY 4Q 2013 Supplemental Earnings Information 1 In the three months ended June 30, 2013, the Company recorded a charge for lease termination costs totaling $10.2 million (see further discussion on “Other Notes” slide). Adjusting for the effect of this transaction, Adjusted EBITDA for the quarter would have been $151.9 million, representing an Invested Capital Ratio of 5.7 x 1

Segment Financial Data

zayo GROUP

Segment Data

($ in millions)

	Three Months Ended June 30, 2013								
	Zayo Mobile Infrastructure	Zayo Wavelength Services	Zayo SONET Services	Zayo Ethernet Services	Zayo IP Services	zColo	Zayo Dark Fiber	Corporate / Intercompany Elimination	Zayo Group
Revenue	$19.0	$62.1	$31.9	$35.3	$23.1	$16.7	$77.1	($7.1)	$258.2
Gross profit	16.9	53.0	22.9	32.2	20.8	9.2	75.1	(5.8)	224.3
Gross profit %	*89%*	*85%*	*72%*	*91%*	*90%*	*55%*	*97%*		*87%*
Operating income/(loss)	$2.8	$9.2	$5.6	$7.5	$7.7	$3.6	$5.1	($18.8)	$22.7
Earnings/(loss)	2.7	9.1	5.6	7.5	7.7	3.6	4.9	(40.1)	1.1
Adjusted EBITDA[1]	$10.8	$29.3	$14.5	$18.0	$12.4	$6.6	$50.2	$0.0	$141.7
Purchases of property and equipment	32.6	28.0	0.7	15.8	4.5	2.7	17.6	0.0	101.9
Unlevered Free Cash Flow/(Deficit)	($21.9)	$1.4	$13.7	$2.2	$7.9	$3.9	$32.6	$0.0	$39.8
Adjusted EBITDA margin	*57%*	*47%*	*45%*	*51%*	*54%*	*39%*	*65%*		*55%*

1 In the three months ended June 30, 2013, the Company recorded a charge for lease termination costs totaling $10.2 million (see further discussion on "Other Notes" slide). The segmented impact of the charge is as follows: Zayo Mobile Infrastructure $505 thousand, Zayo Wavelength Services $2.8 million, Zayo SONET Services $159 thousand, Zayo Ethernet Services $1.9 million, Zayo IP Services $1.0 million, zColo $194 thousand, and Zayo Dark Fiber $3.6 million

FY 4Q 2013 Supplemental Earnings Information

16

Invested Capital Ratio by Reporting Segment 17 ($ in millions) Zayo Mobile Infrastructure Zayo Wavelength Services Zayo SONET Services Zayo Ethernet Services Zayo IP Services zColo Zayo Dark Fiber Corporate / Intercompany Elimination Zayo Group Member's interest $200.0 $678.5 $36.8 $365.9 $196.6 $37.2 $1,391.6 ($2,202.6) $704.0 Capital lease obligations 0.2 2.5 0.1 0.1 0.0 5.2 5.0 - 13.2 Debt - - - - - - - 2,830.7 2,830.7 Less cash balance (3.1) (16.5) (2.0) (3.9) (3.9) (1.2) (7.3) (50.3) (88.1) Total Invested Capital $197.1 $664.5 $35.0 $362.2 $192.7 $41.2 $1,389.2 $577.8 $3,459.7 Adjusted EBITDA $10.8 $29.3 $14.5 $18.0 $12.4 $6.6 $50.2 $0.0 $141.7 Annualized Adjusted EBITDA $43.0 $117.3 $57.8 $72.1 $49.6 $26.3 $200.7 $566.8 Invested Capital Ratio 4.6 x 5.7 x 0.6 x 5.0 x 3.9 x 1.6 x 6.9 x 6.1 x Three Months Ended June 30, 2013 FY 4Q 2013 Supplemental Earnings Information Invested Capital

$25.3 $32.6 $33.4 $34.1 $76.8 $79.8 $81.1 $82.2 $0.9 $1.3 $1.3 $1.5 $2.8 $2.9 $3.2 $4.0 $26.2 $33.8 $34.7 $35.6 $79.5 $82.8 $84.4 $86.2 $0 $50 $100 $150 $200 $250 $300 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 $74.4 $82.7 $99.2 $101.2 $220.0 $231.0 $239.7 $243.0 $0.2 $0.2 $0.3 $0.3 $1.3 $1.6 $1.6 $1.5 $2.6 $3.1 $3.9 $4.2 $9.8 $10.1 $10.8 $11.7 $1.3 $3.0 $1.7 $3.9 $0.4 $2.6 $1.0 $2.0 $78.4 $89.0 $105.0 $109.6 $231.5 $245.3 $253.1 $258.2 $0 $50 $100 $150 $200 $250 $300 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Stratification of Revenue 18 $0.7 $0.8 $0.8 $0.9 $3.3 $3.5 $3.5 $3.8 $1.8 $2.3 $3.0 $3.3 $6.5 $6.6 $7.3 $7.8 $2.6 $3.1 $3.9 $4.2 $9.8 $10.1 $10.8 $11.7 $0 $3 $6 $9 $12 $15 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 MAR $0.7 $2.2 $1.8 $3.5 $2.2 $5.2 $7.3 $8.0 $10.2 $17.2 $16.8 $14.0 $5.6 $16.8 $24.9 $22.0 $10.8 $19.4 $18.5 $17.5 $7.8 $21.9 $32.3 $30.0 $0 $10 $20 $30 $40 $50 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 IRU and Upfront Charges Customer Invoices for Upfront Charges Accounted for as MAR Customer Invoices for IRU Charges Accounted for as MAR $1.3 $3.0 $1.7 $3.9 $0.4 $2.6 $1.0 $2.0 $0 $3 $6 $9 $12 $15 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Other Revenue millions millions millions millions MRR and MAR on the Last Day of the Quarter1 MRR on the last day of the quarter MAR of the last day of the quarter millions Revenue Stratification MRR Usage MAR Other Revenue MAR – Upfront Charges MAR - IRU 1 The change in MRR and MAR on the last day of the quarter is equal to the net installations in the period plus or minus any fluctuation in foreign exchange rates FY 4Q 2013 Supplemental Earnings Information

($0.2) $1.5 ($0.1) $0.0 ($1.6) ($0.6) ($2.0) ($1.8) $0.9 $2.7 $1.3 $3.4 $0.1 $1.4 ($0.2) $1.0 $1.2 $1.2 $1.5 $3.3 $1.7 $2.0 $1.9 $2.9 ($5) ($3) ($1) $1 $3 $5 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 $37.1 $42.4 $52.6 $54.1 $124.3 $137.7 $148.0 $140.7 $0.9 $2.7 $1.3 $3.4 $0.1 $1.4 ($0.2) $1.0 $38.0 $45.1 $53.9 $57.5 $124.4 $139.1 $147.8 $141.7 ($20) $20 $60 $100 $140 $180 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Stratification of Adjusted EBITDA 19 millions millions Adjusted EBITDA Associated with Other Revenue Stratification of Adjusted EBITDA Adjusted EBITDA Stratification Adjusted EBITDA associated with Credits and Adjustments Adjusted EBITDA associated with Early Termination Revenue and Construction Services Adjusted EBITDA associated with Other Revenue Adjusted EBITDA excluding Other Revenue FY 4Q 2013 Supplemental Earnings Information 1 In the three months ended June 30, 2013, the Company recorded a charge for lease termination costs totaling $10.2 million (see further discussion on “Other Notes” slide). Excluding this charge, Adjusted EBITDA for the quarter would have been $151.9 million 1

9 13 13 23 9 7 12 9 0 5 10 15 20 25 30 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 $1,690 $1,956 $2,200 $2,421 $3,880 $4,115 $4,456 $4,665 $119 $126 $176 $208 $288 $370 $186 $418 $1,809 $2,082 $2,376 $2,629 $4,168 $4,485 $4,642 $5,083 $134M $139M $206M $188M $221M $281M $272M $259M $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Gross Sales - MRR Gross Sales - MAR Contract Value = $1,607 $1,839 $2,088 $2,272 $3,690 $3,880 $4,290 $4,485 $109 $119 $170 $193 $268 $362 $176 $407 $1,715 $1,957 $2,258 $2,464 $3,958 $4,241 $4,466 $4,891 95% 94% 95% 94% 95% 95% 96% 96% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Gross Profit - MRR Gross Profit - MAR $16 $27 $28 $52 $32 $27 $49 $42 $0 $10 $20 $30 $40 $50 $60 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Gross New Sales (Bookings) 20 Gross New Sales (Bookings) Gross New Sales (Bookings) Estimated Capital and Upfront Expenditures associated with Gross New Sales (Bookings) less Upfront Charges thousands thousands millions months M R R a n d M A R M o n th ly G ro ss P ro fi t Est. Gross Profit = Estimated Payback Period associated with Gross New Sales (Bookings) Estimated Gross Profit and Gross Profit Percentage on Gross New Sales (Bookings) FY 4Q 2013 Supplemental Earnings Information

21 Estimated Capital and Upfront Expenditures and Gross New Sales (Bookings) IRU and Upfront Charges $11.9 $12.5 $22.0 $15.0 $7.0 $32.6 $10.3 $39.6 $2.3 $2.1 $4.3 $2.2 $12.7 $6.9 $5.9 $9.5 $1.5 $0.7 $1.1 $1.5 $1.2 $1.4 $3.6 $3.4 $15.7 $15.4 $27.5 $18.8 $20.9 $40.9 $19.8 $52.5 $15.7M $15.4M $27.5M $18.8M $20.9M $40.9M $19.8M $52.5M $0 $20 $40 $60 $80 $100 $120 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Contract Value = Gross New Sales (Bookings) – IRU and Upfront Charges Gross New Sales (Bookings) from IRUs Gross New Sales (Bookings) Upfront Charges Gross New Sales (Bookings) Other Charges (Construction Services, Other) millions $30.5 $41.3 $54.7 $69.2 $51.1 $67.1 $65.7 $92.8 $1.0 $0.6 $0.7 $1.6 $1.3 $0.6 $2.7 $2.0 $31.5 $41.9 $55.4 $70.7 $52.4 $67.7 $68.3 $94.8 $0 $20 $40 $60 $80 $100 $120 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Estimated Expenditures associated with Gross New Sales (Bookings) millions C ap it al E xp en d it u re s Estimated Capital and Upfront Expenditures and Gross New Sales (Bookings) IRU and Upfront Charges Estimated Capital Expenditures associated with Gross New Sales (Bookings) Estimated Upfront Expenditures associated with Gross New Sales (Bookings) FY 4Q 2013 Supplemental Earnings Information

Stratification of Gross New Sales (Bookings)

Gross New Sales (Bookings) Stratification

	Three months ended								
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	Average % of eight prior quarters
Network capacity									
Estimated Capital Expenditures ($ in millions)	$4.9	$2.8	$3.1	$0.9	$2.3	$11.1	$8.9	$9.8	*9%*
<12 Month Payback and Positive IRR									
Gross New Sales (Bookings) (MRR and MAR) ($ in thousands)	$1,063	$999	$1,344	$1,623	$3,113	$3,353	$3,381	$3,672	*68%*
Estimated Gross Profit % on Gross New Sales (Bookings)	*94%*	*94%*	*95%*	*86%*	*93%*	*94%*	*96%*	*93%*	
Estimated Capital and Upfront Expenditures associated with Gross New Sales (Bookings) less Upfront Charges ($ in millions)				($1.9)	$2.0	($8.7)	$8.1	($15.6)	
Estimated Capital Expenditures ($ in millions)	$5.8	$3.0	$16.0	$12.7	$12.5	$27.4	$16.3	$31.7	*27%*
Estimated Payback Period (in months)	1	0	0	0	0	0	0	0	
Contract Value of Gross New Sales (Bookings) ($ in millions)	$77.4	$60.1	$97.3	$105.4	$151.4	$209.2	$179.0	$182.2	
>12 Month Payback and Positive IRR									
Gross New Sales (Bookings) (MRR and MAR) ($ in thousands)	$731	$1,082	$1,032	$526	$1,030	$1,127	$1,243	$1,336	*30%*
Estimated Gross Profit % on Gross New Sales (Bookings)	*92%*	*93%*	*96%*	*96%*	*94%*	*91%*	*90%*	*97%*	
Estimated Capital and Upfront Expenditures associated with Gross New Sales (Bookings) less Upfront Charges ($ in millions)				$14.0	$25.1	$24.2	$26.8	$26.8	
Estimated Capital Expenditures ($ in millions)	$17.1	$29.3	$35.0	$15.0	$33.5	$26.4	$32.9	$29.7	*47%*
Estimated Payback Period (in months)	20	28	32	31	30	23	25	22	
Contract Value of Gross New Sales (Bookings) ($ in millions)	$56.6	$78.4	$108.7	$41.8	$68.7	$71.1	$92.3	$74.0	
Speculative Projects									
Gross New Sales (Bookings) (MRR and MAR) ($ in thousands)	$16	$0	$0	$480	$25	$5	$18	$75	*2%*
Estimated Gross Profit % on Gross New Sales (Bookings)				*100%*	*80%*	71%	92%	96%	
Estimated Capital and Upfront Expenditures associated with Gross New Sales (Bookings) less Upfront Charges ($ in millions)				$38.9	$2.2	$0.3	$4.8	$21.4	
Estimated Capital Expenditures ($ in millions)	$0.5	$4.1	$0.0	$39.2	$2.0	$0.3	$7.6	$21.7	*16%*
Estimated Payback Period (in months)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	
Contract Value of Gross New Sales (Bookings) ($ in millions)	$0.4	$0.0	$0.0	$40.4	$0.7	$0.2	$0.5	$2.7	

FY 4Q 2013 Supplemental Earnings Information

22

Stratification of Speculative Projects

Speculative Capital Expenditure Commitments

($ in millions)	Three months ended September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	Average % of total estimated capital of prior eight quarters
Estimated Success Based Capital	$ 0.5	$0.0	-	$ 39.2	$ 2.0	$ 0.3	$ 7.6	$ 21.7	*15%*
Estimated Infrastructure Capital	-	4.1	-	-	-	-	-	0.0	*1%*
Estimated growth capital expenditures	$ 0.5	$4.1	-	$ 39.2	$ 2.0	$ 0.3	$ 7.6	$ 21.7	*16%*
By Category:									
Opportunistic Network Expansions									
Estimated Success Based Capital	-	-	-	-	-	-	-	-	*0%*
Estimated Infrastructure Capital	-	4.1	-	-	-	0.0	-	-	*1%*
Estimated growth capital expenditures	-	$4.1	-	-	-	$ 0.0	-	-	*1%*
Customer-Specific with Negative Payback									
Estimated Success Based Capital	$ 0.5	$ 0.0	-	$ 39.2	$ 2.0	$ 0.3	$ 0.5	$ 12.0	*12%*
Estimated Infrastructure Capital	-	-	-	-	-	-	-	0.0	*0%*
Estimated growth capital expenditures	$ 0.5	$ 0.0	-	$ 39.2	$ 2.0	$ 0.3	$ 0.5	$ 12.0	*12%*
Increased Scope on previously Approved Projects									
Estimated Success Based Capital	-	-	-	-	-	-	$ 7.1	$ 2.2	*2%*
Estimated Infrastructure Capital	-	-	-	-	-	-	-	-	*0%*
Estimated growth capital expenditures	-	-	-	-	-	-	$ 7.1	$ 2.2	*2%*
Other[1]									
Estimated Success Based Capital	-	-	-	-	-	-	-	$ 7.5	*2%*
Estimated Infrastructure Capital	-	-	-	-	-	-	-	0.0	*0%*
Estimated growth capital expenditures	-	-	-	-	-	-	-	$ 7.5	*2%*

[1] Beginning in the three months ended June 30, 2013, Other Speculative Capital includes capital expenditures related to expected sales with high probability of booking

FY 4Q 2013 Supplemental Earnings Information

23

Quota Bearing Headcount (QBHC) 24 Quota Bearing Headcount $16 $17 $21 $21 $13 $14 $15 $15 $0 $5 $10 $15 $20 $25 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Quota Bearing Headcount Monthly Average Gross New Sales (Bookings) per QBHC thousands H ea d co u n t G ro ss N ew S al es ( B o o ki n gs ) M R R a n d M A R 38 40 38 41 104 104 105 112 0 20 40 60 80 100 120 140 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 FY 4Q 2013 Supplemental Earnings Information

$1,561 $1,871 $1,696 $1,778 $3,966 $4,445 $4,550 $4,271 $91 $124 $127 $163 $133 $205 $401 $316 $1,653 $1,995 $1,823 $1,941 $4,099 $4,650 $4,951 $4,587 94% 86% 93% 93% 96% 94% 95% 96% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Gross Installed Revenue - MRR Gross Installed Revenue - MAR Installation and Churn Processed 25 Installation and Churn Processed ($932) ($1,037) ($1,375) ($1,409) ($2,993) ($3,216) ($3,180) ($3,542) ($21) ($35) ($54) ($66) ($86) ($123) ($87) ($151) ($953) ($1,072) ($1,429) ($1,475) ($3,079) ($3,339) ($3,267) ($3,692) 85% 93% 88% 94% 90% 94% 95% 94% ($7,000) ($6,000) ($5,000) ($4,000) ($3,000) ($2,000) ($1,000) $0 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Churn Processed - MRR Churn Processed - MAR $630 $834 $321 $369 $973 $1,228 $1,371 $729 $70 $89 $72 $98 $47 $82 $314 $166 $700 $923 $394 $467 $1,020 $1,311 $1,685 $894 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Net Installations - MRR Net Installations - MAR $750 $715 $434 $428 $1,149 $1,253 $1,594 $901 107% 77% 110% 92% 113% 96% 95% 101% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Net Installations thousands thousands thousands thousands M R R a n d M A R M R R a n d M A R M R R a n d M A R M o n th ly G ro ss P ro fi t Est. Gross Profit = Est. Gross Profit = Est. Gross Profit = Gross Profit from Net Installations Gross Installations Churn Processed FY 4Q 2013 Supplemental Earnings Information

Breakdown of Installations and Churn Processed Installation and Churn Processed 26 thousands thousands M R R a n d M A R M R R a n d M A R ($738) ($789) ($1,123) ($1,168) ($2,381) ($2,345) ($2,324) ($2,889) ($111) ($115) ($107) ($145) ($367) ($656) ($638) ($553) ($104) ($168) ($199) ($162) ($330) ($338) ($305) ($251) ($953) ($1,072) ($1,429) ($1,475) ($3,079) ($3,339) ($3,267) ($3,692) 77% 74% 79% 79% 77% 70% 71% 78% 12% 11% 7% 10% 12% 20% 20% 15% 11% 16% 14% 11% 11% 10% 9% 7% -1.2% -1.2% -1.4% -1.4% -1.4% -1.4% -1.3% -1.4% ($5,500) ($5,000) ($4,500) ($4,000) ($3,500) ($3,000) ($2,500) ($2,000) ($1,500) ($1,000) ($500) $0 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Churn Processed associated with Upgrades Churn Processed from Negative Price Changes Hard Disconnects Churn = $1,389 $1,802 $1,533 $1,621 $3,616 $3,762 $4,330 $3,879 $204 $131 $156 $130 $173 $521 $300 $330 $60 $62 $134 $190 $310 $368 $321 $378 $1,653 $1,995 $1,823 $1,941 $4,099 $4,650 $4,951 $4,587 84% 90% 84% 84% 88% 81% 87% 85% 12% 7% 9% 7% 4% 11% 6% 7% 4% 3% 7% 10% 8% 8% 6% 8% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Installations from New Service Installations from Price Increases Installations from Upgrades Gross Installations Churn Processed FY 4Q 2013 Supplemental Earnings Information

$204 $131 $156 $130 $173 $521 $300 $330 31% 11% 17% 15% 19% 15% 19% 17% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Price Changes and Renewals $5.1 $10.0 $11.6 $8.1 $15.5 $25.5 $16.8 $17.2 $5.6 $2.8 $4.5 $7.3 $9.3 $14.3 $18.2 $67.8 $13.8 $20.2 $11.2 $15.6 $13.5 $18.5 $35.1 $31.8 $24.5 $33.0 $27.3 $31.0 $38.4 $58.4 $70.1 $116.8 $0 $20 $40 $60 $80 $100 $120 $140 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 ($111) ($115) ($107) ($145) ($367) ($656) ($638) ($553) -16% -12% -11% -17% -23% -35% -24% -23% ($3,000) ($2,000) ($1,000) $0 $1,000 $2,000 $3,000 $4,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Price Increases Price Decreases thousands millions thousands M R R C o n tr ac t V al u e M R R $93 $16 $49 ($16) ($195) ($135) ($338) ($223) ($3,000) ($2,000) ($1,000) $0 $1,000 $2,000 $3,000 $4,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Price Changes Net of Price Increases and Price Decreases thousands M R R 27 Price increases as % of MRR = Price decreases as % of MRR = Price Increases MRR before Price Increases Price Decreases MRR before Price Decreases $195 $105 $203 $341 $435 $1,176 $999 $1,070 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Renewals (Where there is no price change) M R R Net Contract Value associated with Price Decreases Net Contract Value associated with Renewals Net Contract Value associated with Price Increases thousands Net Contract Value Associated with Price Changes and Renewals FY 4Q 2013 Supplemental Earnings Information

Upgrades Upgrades $60 $62 $134 $190 $310 $368 $321 $378 $4.2M $2.1M $4.0M $7.5M $10.4M $20.0M $12.7M $19.1M $0 $100 $200 $300 $400 $500 $600 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 ($58) ($35) ($63) ($166) ($176) ($270) ($249) ($282) -$0.4M -$0.4M -$0.8M -$3.0M -$1.3M -$2.2M -$1.7M -$4.0M ($600) ($500) ($400) ($300) ($200) ($100) $0 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 $2 $27 $70 $24 $134 $98 $72 $96 $3.8M $1.7M $3.2M $4.5M $9.1M $17.7M $11.0M $15.1M $0 $50 $100 $150 $200 $250 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 4% 78% 111% 15% 76% 36% 29% 34% 0% 25% 50% 75% 100% 125% Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Gross Installations Associated with Upgrades thousands thousands thousands Churn Processed Associated with Upgrades1 Net Installations Associated with Upgrades 28 M R R a n d M A R M R R a n d M A R M R R a n d M A R % C h an ge in M R R a n d M A R Contract Value = Contract Value = Contract Value = 1 Churn Processed Associated with Upgrades may occur in a different fiscal quarter than the Gross Installations Associated with Upgrades. On this slide, the timing of Churn Processed Associated with Upgrades is reported in the same quarter as the corresponding Gross Installation Associated with Upgrades, rather than being reported in the period in which the Churn was processed Average % Increase in Monthly Recurring Revenue Associated with Upgrades FY 4Q 2013 Supplemental Earnings Information

$2.4 $3.0 $3.5 $4.2 $7.6 $7.4 $6.7 $6.9 $0.2 $0.2 $0.2 $0.3 $0.5 $0.7 $0.5 $0.6 $0.7 $0.8 $0.7 $0.6 $0.6 $0.4 $0.7 $0.9 $3.3 $4.0 $4.5 $5.1 $8.7 $8.5 $8.0 $8.3 92% 98% 98% 96% 94% 94% 97% 96% $0 $2 $4 $6 $8 $10 $12 $14 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Service Activation and Churn Pipeline 29 Service Activation and Churn Pipeline ($0.5) ($0.8) ($0.5) ($0.9) ($1.0) ($1.8) ($2.3) ($2.1) 94% 84% 88% 94% 91% 97% 97% 94% ($14) ($12) ($10) ($8) ($6) ($4) ($2) $0 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 $2.8 $3.3 $4.0 $4.2 $7.7 $6.7 $5.6 $6.2 91% 91% 100% 97% 95% 95% 97% 97% $0 $2 $4 $6 $8 $10 $12 $14 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Service Activation Pipeline Estimated Timing of Service Activation Pipeline Churn Pipeline Net Installation Pipeline millions millions millions M R R a n d M A R M R R M R R a n d M A R millions Gross Profit = Gross Profit = Gross Profit = Service Orders – MRR Service Orders – MAR Revenue Commitments $2.3 $2.5 $2.9 $2.3 $5.3 $5.2 $5.3 $5.6 $1.1 $1.5 $1.6 $2.8 $3.5 $3.4 $2.7 $2.7 $3.3 $4.0 $4.5 $5.1 $8.7 $8.5 $8.0 $8.3 68% 63% 65% 45% 60% 61% 66% 68% 32% 37% 35% 55% 40% 39% 34% 32% 90 78 104 109 93 84 79 84 $0 $2 $4 $6 $8 $10 $12 $14 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Delivery date within the next 6 months Delivery date after 6 months Implied Average Days to Install = M R R a n d M A R FY 4Q 2013 Supplemental Earnings Information

Revenue Under Contract 30 Revenue Under Contract Revenue Under Contract millions 40 42 45 46 34 35 36 38 0 10 20 30 40 50 60 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Average Remaining Contract Term $789 $1,114 $1,155 $1,227 $2,083 $2,194 $2,292 $2,493 $78 $132 $143 $160 $284 $309 $347 $361 $214 $249 $364 $389 $554 $611 $598 $579 $89 $89 $84 $98 $94 $78 $79 $119 $1,170 $1,584 $1,745 $1,874 $3,015 $3,191 $3,316 $3,551 $0 $1,000 $2,000 $3,000 $4,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Embedded Base - MRR Embedded Base - MAR Service Activation Pipeline Revenue Commitments M o n th s FY 4Q 2013 Supplemental Earnings Information 1 In the three months ended June 30, 2013, the Company completed a fair value analysis of the acquired assets and liabilities assumed in the acquisition of AboveNet. As a result, Revenue Under Contract has been restated back to the three months ended September 30, 2012 1

Employee Data 31 Employee Data 399 482 485 500 1,035 1,048 1,063 1,130 0 200 400 600 800 1,000 1,200 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 $787 $739 $867 $876 $998 $985 $972 $914 $0 $200 $400 $600 $800 $1,000 $1,200 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 $12.8 $13.2 $15.1 $15.9 $38.7 $37.3 $35.8 $36.8 16% 15% 14% 15% 15% 14% 14% 14% $0 $10 $20 $30 $40 $50 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 $129 $110 $125 $127 $150 $142 $135 $130 $0 $200 $400 $600 $800 $1,000 $1,200 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Number of Employees Employee Related SG&A thousands millions thousands H ea d co u n t Fi n an ci al S ta te m en t R ev en u e SG & A SG & A % of Revenue = Annualized Revenue per Employee Annualized Employee Related SG&A per Employee FY 4Q 2013 Supplemental Earnings Information

Customer Verticals and Product Mix

Customer Verticals and Product Mix

Zayo Group Customer Verticals % of MRR & MAR	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Other Public Sector/Enterprises [1]	12%	11%	11%	12%	31%	29%	17%	19%
Wireless	33%	30%	30%	30%	16%	16%	18%	19%
National Carrier/ISP	23%	26%	25%	24%	18%	18%	18%	18%
Financial Services [1]	n/a	n/a	n/a	n/a	n/a	n/a	13%	13%
Media/Content/Cloud	2%	2%	3%	2%	9%	11%	10%	9%
Regional Carrier/ISP	7%	8%	8%	7%	7%	8%	6%	7%
Data Centers/Disaster Recovery/Tech	2%	2%	2%	4%	5%	5%	5%	4%
PTT	8%	8%	7%	9%	5%	5%	4%	4%
CATV/Satellite	3%	3%	5%	6%	3%	3%	3%	3%
Reseller	1%	2%	2%	1%	2%	2%	3%	2%
RLEC	6%	6%	6%	5%	2%	2%	2%	2%

Zayo Group Product Mix % of MRR & MAR	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Dark Fiber [2]	17%	19%	19%	19%	30%	30%	29%	30%
Wavelengths	9%	15%	15%	16%	23%	23%	23%	23%
Ethernet [2]	18%	16%	17%	19%	19%	19%	14%	14%
SONET/Digital Signal [2]	41%	37%	34%	32%	14%	14%	12%	12%
Internet	3%	3%	3%	4%	9%	9%	9%	9%
Mobile Infrastructure [2]	n/a	n/a	n/a	n/a	n/a	n/a	7%	7%
Colocation	6%	5%	6%	5%	4%	4%	3%	3%
Interconnect	5%	4%	4%	4%	2%	2%	2%	2%
Other Transport Services	1%	1%	1%	1%	0%	0%	0%	0%
Other	0%	1%	1%	0%	0%	0%	0%	0%

[1] In the three months ended March 31, 2013, Financial Services was broken out into a separate vertical category. Financial services were previously reported in Other Public Sector/Enterprises. Prior periods were not revised to reflect the change

[2] In the three months ended March 31, 2013, Mobile Infrastructure was broken out into a separate product category. Mobile Infrastructure was previously reported in Ethernet, SONET/Digital Signal, and Dark Fiber. Prior periods were not revised to reflect the change

FY 4Q 2013 Supplemental Earnings Information

32

60% 60% 60% 59% 36% 36% 37% 38% 0% 10% 20% 30% 40% 50% 60% 70% 80% 49% 51% 50% 48% 28% 28% 29% 31% 37% 39% 38% 37% 21% 21% 21% 23% 13% 14% 14% 13% 7% 7% 8% 7% 10% 8% 8% 8% 5% 5% 5% 4% 7% 6% 6% 6% 4% 4% 4% 4% Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Customer Concentration 33 Customer Concentration % o f M RR Customer #1 Customer #2 Customer #3 Top 20 Top 10 Top 5 FY 4Q 2013 Supplemental Earnings Information

$27 $29 $28 $28 $22 $22 $22 $22 $0 $10 $20 $30 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Customer and Unit Metrics Customer and Unit Metrics 985 1,164 1,259 1,292 3,554 3,708 3,808 3,993 0 1,500 3,000 4,500 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 25 26 28 26 36 38 38 39 0 20 40 60 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 $1.0 $1.3 $1.2 $1.4 $2.1 $2.2 $2.2 $2.2 $0 $10 $20 $30 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Number of Customers Number of Units 34 C u st o m er s M R R a n d M A R M R R a n d M A R Un it s (MRR and MAR)/Customer thousands thousands thousands (MRR and MAR)/Unit FY 4Q 2013 Supplemental Earnings Information

Pricing Trends – Waves 35 $1,998 $3,848 $4,361 $4,742 $12,012 $12,167 $12,664 $12,893 $0 $3,000 $6,000 $9,000 $12,000 $15,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 10G Waves – MRR 198 360 427 471 1,523 1,572 1,677 1,790 0 400 800 1,200 1,600 2,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 10G Waves – Units $10.1 $10.7 $10.2 $10.1 $7.9 $7.7 $7.6 $7.2 $0 $5 $10 $15 $20 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 10G Waves – MRR/Unit thousands M R R M R R thousands $415 $925 $933 $890 $1,125 $1,039 $988 $983 $0 $3,000 $6,000 $9,000 $12,000 $15,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 2.5G Waves – MRR $9.0 $9.5 $9.7 $9.7 $8.1 $7.5 $7.3 $6.8 $0 $5 $10 $15 $20 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 2.5G Waves – MRR/Unit thousands M R R M R R thousands 46 97 96 92 139 138 136 144 0 400 800 1,200 1,600 2,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 2.5G Waves – Units $45 $3,930 $4,167 $4,120 $4,104 $0 $3,000 $6,000 $9,000 $12,000 $15,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 1G Waves – MRR thousands M R R 14 1,123 1,194 1,197 1,213 0 400 800 1,200 1,600 2,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 1G Waves – Units $3.2 $3.5 $3.5 $3.4 $3.4 $0 $5 $10 $15 $20 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 1G Waves – MRR/Unit n/a n/a n/a M R R thousands n/a n/a n/a n/a n/a n/a FY 4Q 2013 Supplemental Earnings Information

Pricing Trends – Ethernet 36 $1,228 $1,380 $1,526 $1,747 $8,067 $7,702 $7,971 $8,242 $0 $2,000 $4,000 $6,000 $8,000 $10,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 GigE Full Rate (>1000Mb) – MRR 370 403 451 588 2,549 2,399 2,513 2,557 0 1,000 2,000 3,000 4,000 5,000 6,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 GigE Full Rate (>1000Mb) – Units $3.3 $3.4 $3.4 $3.0 $3.2 $3.2 $3.2 $3.2 $0 $1 $2 $3 $4 $5 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 thousands M R R M R R thousands $190 $229 $362 $513 $712 $1,171 $1,418 $1,589 $0 $2,000 $4,000 $6,000 $8,000 $10,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Fractional GigE (101-1000Mb) – MRR 70 78 136 288 380 440 573 652 0 1,000 2,000 3,000 4,000 5,000 6,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Fractional GigE (101-1000Mb) – Units $2.7 $2.9 $2.7 $1.8 $1.9 $2.7 $2.5 $2.4 $0 $1 $2 $3 $4 $5 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 thousands M R R M R R thousands $3,114 $3,495 $3,740 $4,134 $5,171 $6,081 $6,431 $6,630 $0 $2,000 $4,000 $6,000 $8,000 $10,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Fast E (10-100Mb) – MRR 2,579 2,763 3,019 3,513 4,089 4,480 4,886 5,080 0 1,000 2,000 3,000 4,000 5,000 6,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Fast E (10-100Mb) – Units $1.2 $1.3 $1.2 $1.2 $1.3 $1.4 $1.3 $1.3 $0 $1 $2 $3 $4 $5 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Fast E (10-100Mb) – MRR/Unit thousands M R R M R R thousands GigE Full Rate (>1000Mb) – MRR/Unit Fractional GigE (101-1000Mb) – MRR/Unit FY 4Q 2013 Supplemental Earnings Information

Pricing Trends – OC3, OC12, and OC48 37 $1,118 $1,548 $1,414 $1,406 $1,368 $1,545 $1,479 $1,463 $0 $1,000 $2,000 $3,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 OC48 – MRR 90 115 108 106 104 117 119 116 0 200 400 600 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 OC48 – Units $12.4 $13.5 $13.1 $13.3 $13.2 $13.2 $12.4 $12.6 $0 $5 $10 $15 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 OC48 – MRR/Unit thousands M R R M R R thousands $1,867 $2,515 $2,370 $2,187 $2,097 $2,355 $2,287 $2,231 $0 $1,000 $2,000 $3,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 OC12 – MRR 305 402 382 368 353 393 388 377 0 200 400 600 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 OC12 – Units $6.1 $6.3 $6.2 $5.9 $5.9 $6.0 $5.9 $5.9 $0 $5 $10 $15 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 OC12 – MRR/Unit thousands M R R M R R thousands $1,474 $1,743 $1,537 $1,437 $1,185 $1,218 $1,207 $1,242 $0 $1,000 $2,000 $3,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 OC3 – MRR 398 500 455 436 375 387 391 387 0 200 400 600 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 OC3 – Units thousands M R R M R R thousands $3.7 $3.5 $3.4 $3.3 $3.2 $3.1 $3.1 $3.2 $0 $5 $10 $15 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 OC3 – MRR/Unit FY 4Q 2013 Supplemental Earnings Information

Pricing Trends – DS1 and DS3 38 $3,870 $4,558 $4,488 $4,402 $4,265 $4,365 $4,269 $4,159 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 DS3 – MRR 3,424 3,843 3,818 3,790 3,687 3,763 3,710 3,614 0 3,000 6,000 9,000 12,000 15,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 DS3 – Units $1.1 $1.2 $1.2 $1.2 $1.2 $1.2 $1.2 $1.2 $0.0 $0.5 $1.0 $1.5 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 DS3 – MRR/Unit thousands M R R M R R thousands $1,757 $1,901 $1,728 $1,584 $1,309 $1,417 $1,335 $1,177 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 DS1 – MRR 10,217 8,999 8,399 7,456 6,169 6,283 6,000 5,214 0 3,000 6,000 9,000 12,000 15,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 DS1 – Units $0.2 $0.2 $0.2 $0.2 $0.2 $0.2 $0.2 $0.2 $0.0 $0.5 $1.0 $1.5 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 DS1 – MRR/Unit thousands M R R M R R thousands FY 4Q 2013 Supplemental Earnings Information

$26.6 $28.0 $34.4 $14.9 $50.5 $50.6 $80.4 $84.4 $1.0 $1.6 $5.6 $3.5 $10.1 $3.2 $8.1 $11.0 $27.6 $29.6 $40.0 $18.3 $60.6 $53.8 $88.5 $95.4 $0 $20 $40 $60 $80 $100 $120 $140 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Success Based Infrastructure millions Purchases of Property and Equipment Purchases of Property and Equipment by Driver $27.6 $29.6 $40.0 $18.3 $60.6 $53.8 $88.5 $95.4 $0.5 $0.8 $1.1 $1.8 $3.2 $3.0 $4.0 $4.2 $0.2 $0.1 $0.6 $0.2 $0.5 $0.5 $1.1 $0.6 $0.3 $0.8 $1.1 $1.0 $2.3 $1.6 $2.1 $1.7 $28.6 $31.4 $42.7 $21.4 $66.7 $58.9 $95.7 $101.9 $0 $20 $40 $60 $80 $100 $120 $140 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Growth Maintenance Integration Other 39 C ap it al E xp en d it u re s Purchases of Property and Equipment $0.5 $0.8 $1.1 $1.8 $3.2 $3.0 $4.0 $4.2 $0.2 $0.1 $0.6 $0.2 $0.5 $0.5 $1.1 $0.6 $0.3 $0.8 $1.1 $1.0 $2.3 $1.6 $2.1 $1.7 $1.0 $1.8 $2.7 $3.1 $6.0 $5.1 $7.2 $6.5 $0 $2 $4 $6 $8 $10 $12 $14 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Maintenance Integration Other Maintenance, Integration and Other Growth C ap it al E xp en d it u re s C ap it al E xp en d it u re s C ap it al E xp en d it u re s millions millions millions Purchases of Property and Equipment by Type $3.9 $4.2 $6.6 $(0.1) $14.6 $9.9 $20.2 $21.6 $1.1 $2.9 $2.4 $2.6 $4.2 $2.1 $7.2 $8.8 $0.2 $0.1 $0.1 $0.0 $0.1 $0.2 $1.1 $0.8 $20.0 $20.8 $27.6 $15.8 $41.5 $39.6 $57.6 $60.4 $1.7 $2.0 $2.7 $2.5 $4.3 $5.8 $6.2 $8.8 $1.8 $1.3 $3.4 $0.5 $2.0 $1.4 $3.4 $1.6 $28.6 $31.4 $42.7 $21.4 $66.7 $58.9 $95.7 $101.9 ($20) $0 $20 $40 $60 $80 $100 $120 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Optronics equipment IP equipment IT technology Outside and inside plant Capitalized labor Other FY 4Q 2013 Supplemental Earnings Information

Network Metrics 40 Network Metrics1 24,991 25,544 45,673 45,794 47,072 63,844 74,325 75,839 19,879 710 16,240 399 - 3,208 5,750 91 24,991 45,423 45,673 46,504 63,711 72,893 74,325 75,839 0 20,000 40,000 60,000 80,000 100,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 360networks Arialink AboveNet FiberGate USCarrier FTS Litecast 1,092 1,102 2,019 2,032 1,949 5,030 5,404 5,443 909 22 2,500 183 21 243 4 1,092 2,011 2,019 2,054 4,632 5,298 5,404 5,443 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 360networks Arialink AboveNet FiberGate USCarrier FTS Litecast Fiber Network - Route Miles Number of On-net Buildings R o u te M ile s Fi b er M ile s O n -N et B u ild in gs N u m b er o f M ar ke ts 153 154 164 203 216 235 283 285 10 1 14 1 23 13 153 164 164 204 231 271 283 285 31+DC 42+DC 42+DC 42+DC 44+DC 44+DC 45+DC 45+DC 0 50 100 150 200 250 300 350 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 360networks Arialink AboveNet FiberGate USCarrier FTS Litecast 4,542 4,736 5,431 5,644 6,353 10,694 11,740 12,222 455 - 411 3,588 317 75 232 103 4,542 5,191 5,431 6,055 10,258 11,104 11,740 12,222 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 360networks Arialink AboveNet FiberGate USCarrier FTS Litecast thousands States = Pre-existing Network Metrics 1 Acquired additions to quarterly network metrics represent unique network additions (i.e. new routes, buildings, or markets added to Zayo’s existing network infrastructure) 2 The Company is in the process of assessing the accuracy of the network statistics associated with its FY2013 acquisitions. Prior period network statistics have been adjusted to reflect variances identified between acquired company network statistics and the Company’s network inventory records Fiber Network - Fiber Miles2 Number of Markets FY 4Q 2013 Supplemental Earnings Information

Network Metrics 41 On-Net Buildings FY 4Q 2013 Supplemental Earnings Information September 30, December 31, March 31, June 30, September 30, December 31, March 31, June 30, 2011 2011 2012 2012 2012 2012 2013 2013 On-Net Building Type Enterprise 1,671 1,809 1,856 2,333 5,402 5,881 6,247 6,445 Cell Site 2,100 2,259 2,428 2,538 2,664 2,845 3,045 3,303 Zayo Hut 77 258 277 280 564 610 633 634 Carrier Point of Presence ("PoP") 181 338 338 345 513 553 563 566 Carrier Hotel/Data Center 145 165 168 182 507 546 571 579 Local Serving Office ("LSO") 200 214 215 225 429 462 462 465 Wireless Mobile Switching Center ("MSC") 97 104 105 108 110 124 128 128 Zayo Point of Presence ("PoP") 67 40 40 40 65 79 87 98 CATV Head End 4 4 4 4 4 4 4 4 Total 4,542 5,191 5,431 6,055 10,258 11,104 11,740 12,222 Three months ended

2,060 2,051 2,464 2,512 2,457 3,247 3,233 3,438 600 - 770 177 2,060 2,651 2,464 2,512 3,227 3,247 3,233 3,615 67% 70% 65% 65% 59% 57% 57% 59% 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Utilized Cab Equivalents MarquisNet AboveNet Core NAP 3,087 3,087 3,767 3,851 3,851 5,657 5,657 5,874 680 1,598 215 3,087 3,767 3,767 3,851 5,449 5,657 5,657 6,089 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Cab Equivalents MarquisNet AboveNet Core NAP 77,175 77,175 94,175 96,275 96,275 141,436 141,436 149,686 17,000 39,961 8,250 77,175 94,175 94,175 96,275 136,236 141,436 141,436 157,936 0 40,000 80,000 120,000 160,000 200,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Billable Colo Square Feet MarquisNet AboveNet Core NAP Network Metrics 42 Colocation Cabinet Utilization Billable Colocation Square Feet Utilized Colocation Cabinet Equivalents Sq u ar e F ee t C o lo ca ti o n C ab in et Eq u iv al en ts C o lo ca ti o n C ab in et Eq u iv al en ts Utilization = Colocation Cabinet Equivalents FY 4Q 2013 Supplemental Earnings Information

43 Fiber to the Tower FY 4Q 2013 Supplemental Earnings Information

$1.8 $1.8 $1.9 $1.9 $1.9 $1.9 $2.0 $1.9 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 $1.3 $1.2 $1.4 $1.2 $1.3 $1.3 $1.4 $1.3 Revenue/Tower 1 Bandwidth/Tenant excludes Dark-Fiber sites Revenue/Tenant Fiber to the Tower (FTT) Fiber to the Tower 2,100 2,259 2,428 2,538 2,664 2,845 3,045 3,303 528 697 944 1,205 1,271 1,287 1,275 1,100 2,628 2,956 3,372 3,743 3,935 4,132 4,320 4,403 0 2,000 4,000 6,000 8,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 In Service Under Construction 33 37 41 47 49 50 54 55 0 10 20 30 40 50 60 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Total FTT Towers Bandwidth/Tenant (Mbs)1 3,072 3,233 3,481 3,747 3,924 4,245 4,365 4,764 611 1,011 1,214 1,353 1,439 1,554 1,486 1,080 3,683 4,244 4,695 5,100 5,363 5,799 5,851 5,844 1.5 1.4 1.4 1.5 1.5 1.5 1.4 1.4 0 2,000 4,000 6,000 8,000 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 In Service Under Construction thousands 44 To w er s Te n an ts M R R a n d M A R M b s In Service Tenants/In Service Tower = Total FTT Tenants Revenue/Tower & Revenue/Tenant FY 4Q 2013 Supplemental Earnings Information

45% 40% 45% 43% 41% 40% 39% 40% $8.7M $10.1M $10.4M $10.6M $14.5M $14.7M $15.2M $15.9M 0% 10% 20% 30% 40% 50% 60% Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Wireless Carrier MRR and MAR = 15% 12% 13% 13% 6% 7% 7% 7% 29% 20% 20% 18% 15% 15% 13% 12% 67% 76% 73% 79% 82% 82% 84% 84% 4% 4% 7% 4% 3% 3% 4% 4% 0% 20% 40% 60% 80% 100% Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 FTT Product Mix - % Sonet/Digital Signal FTT Product Mix - % Dedicated Ethernet FTT Product Mix - % Dark Fiber % o f M R R a n d M A R % of Zayo Group’s Wireless Carrier MRR and MAR Fiber to the Tower (FTT) FTT MRR and MAR millions 45 M R R a n d M A R % o f FT T M R R a n d M A R % of Zayo Group’s MRR and MAR $3.9 $4.0 $4.7 $4.6 $4.9 $5.5 $6.1 $6.3 $248M $258M $275M $272M $282M $314M $370M $405M $0 $2 $4 $6 $8 $10 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Contract Value = Fiber to the Tower % of MRR and MAR FTT Product Mix FY 4Q 2013 Supplemental Earnings Information

46 Financial Data by Reporting Segment FY 4Q 2013 Supplemental Earnings Information

Zayo Wavelength Services Financial Data

Financial Data

($ in millions)

	Three months ended				
	June 30, 2012[1]	September 30, 2012[1]	December 31, 2012[1]	March 31, 2013	June 30, 2013[2]
Revenue				$60.5	$62.1
Annualized revenue growth					*10%*
Pro-forma annualized revenue growth					
Gross profit				51.3	53.0
Gross profit %				*85%*	*85%*
Operating income				$10.7	$9.2
Adjusted EBITDA				$30.3	$29.3
Purchases of property and equipment				20.1	28.0
Unlevered Free Cash Flow				$10.1	$1.4
Annualized Adjusted EBITDA growth					*-12%*
Pro-forma annualized Adjusted EBITDA growth					
Adjusted EBITDA margin				*50%*	*47%*
Total Invested Capital				$622.3	$664.5
Annualized Adjusted EBITDA				$121.1	$117.3
Invested Capital Ratio				5.1 x	5.7 x

1 The Company began analyzing financial data at the new product group level beginning with the quarter ended March 31, 2013, and as such, financial data for the new segment prior to the March quarter has not been presented

2 In the months ended June 30, 2013, the Company recorded a charge for lease termination costs totaling $10.2 million (see further discussion on "Other Notes" slide). The impact of the charge to Adjusted EBITDA for Zayo Wavelength Services is $2.8 million. Adjusting for the effect of this charge, Annualized Adjusted EBITDA growth would be 25%, and Adjusted EBITDA margin would be 52%

FY 4Q 2013 Supplemental Earnings Information

47

Zayo SONET Services Financial Data

Financial Data

($ in millions)

	Three months ended				
	June 30, 2012[1]	September 30, 2012[1]	December 31, 2012[1]	March 31, 2013	June 30, 2013[2]
Revenue				$32.5	$31.9
Annualized revenue growth					*-8%*
Pro-forma annualized revenue growth					
Gross profit				22.7	22.9
Gross profit %				*70%*	*72%*
Operating income				$7.6	$5.6
Adjusted EBITDA				$14.5	$14.5
Purchases of property and equipment				1.1	0.7
Unlevered Free Cash Flow				$13.4	$13.7
Annualized Adjusted EBITDA growth					*0%*
Pro-forma annualized Adjusted EBITDA growth					
Adjusted EBITDA margin				*44%*	*45%*
Total Invested Capital				$54.7	$35.0
Annualized Adjusted EBITDA				$57.8	$57.8
Invested Capital Ratio				0.9 x	0.6 x

1 The Company began analyzing financial data at the new product group level beginning with the quarter ended March 31, 2013, and as such, financial data for the new segment prior to the March quarter has not been presented

2 In the months ended June 30, 2013, the Company recorded a charge for lease termination costs totaling $10.2 million (see further discussion on "Other Notes" slide). The impact of the charge to Adjusted EBITDA for Zayo SONET Services is $159 thousand. Adjusting for the effect of this charge, Annualized Adjusted EBITDA growth would be 4%, and Adjusted EBITDA margin would be 46%

FY 4Q 2013 Supplemental Earnings Information

48

Zayo Ethernet Services Financial Data

Financial Data

($ in millions)

	Three months ended				
	June 30, 2012 [1]	September 30, 2012 [1]	December 31, 2012 [1]	March 31, 2013	June 30, 2013 [2]
Revenue				$33.9	$35.3
Annualized revenue growth					*17%*
Pro-forma annualized revenue growth					
Gross profit				30.7	32.2
Gross profit %				*91%*	*91%*
Operating income				$10.8	$7.5
Adjusted EBITDA				$18.9	$18.0
Purchases of property and equipment				14.9	15.8
Unlevered Free Cash Flow				$4.0	$2.2
Annualized Adjusted EBITDA growth					*-20%*
Pro-forma annualized Adjusted EBITDA growth					
Adjusted EBITDA margin				*56%*	*51%*
Total Invested Capital				$351.1	$362.2
Annualized Adjusted EBITDA				$75.8	$72.1
Invested Capital Ratio				4.6 x	5.0 x

1 The Company began analyzing financial data at the new product group level beginning with the quarter ended March 31, 2013, and as such, financial data for the new segment prior to the March quarter has not been presented

2 In the months ended June 30, 2013, the Company recorded a charge for lease termination costs totaling $10.2 million (see further discussion on "Other Notes" slide). The impact of the charge to Adjusted EBITDA for Zayo Ethernet Services is $1.9 million. Adjusting for the effect of this charge, Annualized Adjusted EBITDA growth would be 21%, and Adjusted EBITDA margin would be 56%

FY 4Q 2013 Supplemental Earnings Information

49

Zayo IP Services Financial Data

Financial Data

($ in millions)

	Three months ended				
	June 30, 2012[1]	September 30, 2012[1]	December 31, 2012[1]	March 31, 2013	June 30, 2013[2]
Revenue				$23.1	$23.1
Annualized revenue growth					*1%*
Pro-forma annualized revenue growth					
Gross profit				20.7	20.8
Gross profit %				*90%*	*90%*
Operating income				$9.6	$7.7
Adjusted EBITDA				$13.1	$12.4
Purchases of property and equipment				5.2	4.5
Unlevered Free Cash Flow				$7.9	$7.9
Annualized Adjusted EBITDA growth					*-21%*
Pro-forma annualized Adjusted EBITDA growth					
Adjusted EBITDA margin				*57%*	*54%*
Total Invested Capital				$197.5	$192.7
Annualized Adjusted EBITDA				$52.3	$49.6
Invested Capital Ratio				3.8 x	3.9 x

1 The Company began analyzing financial data at the new product group level beginning with the quarter ended March 31, 2013, and as such, financial data for the new segment prior to the March quarter has not been presented

2 In the months ended June 30, 2013, the Company recorded a charge for lease termination costs totaling $10.2 million (see further discussion on "Other Notes" slide). The impact of the charge to Adjusted EBITDA for Zayo IP Services is $1.0 million. Adjusting for the effect of this charge, Annualized Adjusted EBITDA growth would be 10%, and Adjusted EBITDA margin would be 58%

FY 4Q 2013 Supplemental Earnings Information

50

Zayo Mobile Infrastructure Group Financial Data

Financial Data

($ in millions)

	Three months ended June 30, 2012[1]	September 30, 2012[1]	December 31, 2012[1]	March 31, 2013	June 30, 2013[2]
Revenue				$17.5	$19.0
Annualized revenue growth					*33%*
Pro-forma annualized revenue growth					
Gross profit				15.4	16.9
Gross profit %				*88%*	*89%*
Operating income				$4.0	$2.8
Adjusted EBITDA				$10.5	$10.8
Purchases of property and equipment				22.1	32.6
Unlevered Free Cash Flow/(Deficit)				($11.7)	($21.9)
Annualized Adjusted EBITDA growth					*11%*
Pro-forma annualized Adjusted EBITDA growth					
Adjusted EBITDA margin				*60%*	*57%*
Total Invested Capital				$205.7	$197.1
Annualized Adjusted EBITDA				$41.9	$43.0
Invested Capital Ratio				4.9 x	4.6 x

1 The Company began analyzing financial data at the new product group level beginning with the quarter ended March 31, 2013, and as such, financial data for the new segment prior to the March quarter has not been presented

2 In the months ended June 30, 2013, the Company recorded a charge for lease termination costs totaling $10.2 million (see further discussion on "Other Notes" slide). The impact of the charge to Adjusted EBITDA for Zayo Mobile Infrastructure is $505 thousand. Adjusting for the effect of this charge, Annualized Adjusted EBITDA growth would be 30%, and Adjusted EBITDA margin would be 59%

FY 4Q 2013 Supplemental Earnings Information

51

zColo Financial Data

zayo GROUP

Financial Data

($ in millions)

	Three months ended				
	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013 [2]
Revenue	$11.7	$15.3	$15.4	$15.9	$16.7
Annualized revenue growth	*-4%*	*125%*	*4%*	*12%*	*20%*
Pro-forma annualized revenue growth [1]		*-5%*	*3%*	*14%*	*8%*
Gross profit	6.5	7.6	7.8	8.3	9.2
Gross profit %	*56%*	*50%*	*51%*	*52%*	*55%*
Operating income	$2.5	$0.7	$2.6	$4.2	$3.6
Adjusted EBITDA	$5.0	$4.5	$5.2	$6.3	$6.6
Purchases of property and equipment	2.1	3.4	4.8	3.7	2.7
Unlevered Free Cash Flow	$2.9	$1.2	$0.4	$2.6	$3.9
Annualized Adjusted EBITDA growth	*2%*	*-34%*	*58%*	*83%*	*18%*
Pro-forma annualized Adjusted EBITDA growth [1]		*-60%*	*58%*	*82%*	*4%*
Adjusted EBITDA margin	*43%*	*30%*	*34%*	*40%*	*39%*
Total Invested Capital	$40.6	$50.1	$47.8	$47.9	$41.2
Annualized Adjusted EBITDA	$19.9	$18.2	$20.8	$25.1	$26.3
Invested Capital Ratio	2.0 x	2.8 x	2.3 x	1.9 x	1.6 x

1 The three months ended June 30, 2013 include $0.41M of revenue and $0.11M of EBITDA from Core NAP, which is approximately one month of operating results of the May 31, 2013 Core NAP acquisition. Adjusting for the effect of the transaction as if it had occurred on January 1, 2013, the annualized revenue and adjusted EBITDA growth rates for the three months ended June 30, 2013 are estimated to be 8% and 4%, respectively

2 In the three months ended June 30, 2013, the Company recorded a charge for lease termination costs totaling $10.2 million (see further discussion on "Other Notes" slide). The impact of the charge to Adjusted EBITDA for zColo is $194 thousand. Adjusting for the effect of this charge, Annualized Adjusted EBITDA growth would be 30%, and Adjusted EBITDA margin would be 40%

FY 4Q 2013 Supplemental Earnings Information

52

Zayo Dark Fiber Financial Data

Financial Data

($ in millions)

	Three months ended				
	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013[1]
Revenue	$22.7	$67.7	$73.3	$76.6	$77.1
Annualized revenue growth	*62%*	*796%*	*33%*	*18%*	*2%*
Pro-forma annualized revenue growth	*60%*	*10%*	*12%*	*-15%*	
Gross profit	21.9	66.2	70.6	74.6	75.1
Gross profit %	*97%*	*98%*	*96%*	*97%*	*97%*
Operating income	$7.6	$6.8	$7.7	$11.4	$5.1
Adjusted EBITDA	$16.1	$46.4	$51.5	$54.3	$50.2
Purchases of property and equipment	13.8	19.5	15.2	28.6	17.6
Unlevered Free Cash Flow	$2.3	$27.0	$36.3	$25.7	$32.6
Annualized Adjusted EBITDA growth	*66%*	*754%*	*44%*	*22%*	*-30%*
Pro-forma annualized Adjusted EBITDA growth	*65%*	*62%*	*28%*	*6%*	
Adjusted EBITDA margin	*71%*	*69%*	*70%*	*71%*	*65%*
Total Invested Capital	$189.5	$1,314.3	$1,449.2	$1,427.5	$1,389.2
Annualized Adjusted EBITDA	$64.4	$185.7	$206.0	$217.2	$200.7
Invested Capital Ratio	2.9 x	7.1 x	7.0 x	6.6 x	6.9 x

[1] In the three months ended June 30, 2013, the Company recorded a charge for lease termination costs totaling $10.2 million (see further discussion on "Other Notes" slide). The impact of the charge to Adjusted EBITDA for Zayo Dark Fiber is $3.6 million. Adjusting for the effect of this charge, Annualized Adjusted EBITDA growth would be -4%, and Adjusted EBITDA margin would be 70%

FY 4Q 2013 Supplemental Earnings Information

53

54 Historical Financial Data & Reconciliations FY 4Q 2013 Supplemental Earnings Information

Consolidated Historical Financial Data

Consolidated Financial Data

($ in millions)	Fiscal Year 2012					Fiscal Year 2013				
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	Total	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	Total
Revenue	$78.4	$89.0	$105.0	$109.6	$382.0	$231.5	$245.3	$253.1	$258.2	$988.1
Annualized revenue growth	*3%*	*54%*	*72%*	*17%*		*445%*	*24%*	*13%*	*8%*	
Gross profit	60.3	69.7	82.7	86.8	299.5	198.8	210.4	218.0	224.3	851.5
Annualized gross profit growth	*32%*	*62%*	*75%*	*20%*		*516%*	*23%*	*15%*	*12%*	
Gross profit %	*77%*	*78%*	*79%*	*79%*	*78%*	*86%*	*86%*	*86%*	*87%*	*86%*
Operating income/(loss)	$16.9	$13.4	$22.8	$23.4	$76.5	$23.0	$20.4	$44.7	$22.7	$110.8
Earnings/(loss) from continuing operations	$3.1	($1.1)	($2.7)	($5.3)	($6.0)	($76.7)	($43.7)	($25.3)	$1.1	($144.6)
Earnings from discontinued operations, net of income taxes	-	-	-	-	-	$1.8	-	-	-	$1.8
Net earnings/(loss)	$3.1	($1.1)	($2.7)	($5.3)	($6.0)	($74.9)	($43.7)	($25.3)	$1.1	($142.8)
Adjusted EBITDA, from continuing operations	$38.0	$45.1	$53.9	$57.5	$194.5	$124.4	$139.1	$147.8	$141.7	$553.0
Purchases of property and equipment	28.6	31.4	42.7	21.4	124.1	66.7	58.9	95.7	101.9	323.2
Unlevered Free Cash Flow (Deficit)	$9.4	$13.7	$11.2	$36.1	$70.4	$57.8	$80.2	$52.1	$39.8	$229.8
Annualized EBITDA growth	*9%*	*75%*	*78%*	*26%*		*466%*	*47%*	*25%*	*-17%*	
Adjusted EBITDA margin	*48%*	*51%*	*51%*	*52%*		*54%*	*57%*	*58%*	*55%*	

FY 4Q 2013 Supplemental Earnings Information

55

Consolidated Historical Reconciliations

Consolidated Financial Data

($ in millions)

	Fiscal Year 2012					Fiscal Year 2013				
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	Total	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	Total
Net earnings/(loss)	$3.1	($1.1)	($2.7)	($5.3)	($6.0)	($74.9)	($43.7)	($25.3)	$1.1	($142.8)
Earnings from discontinued operations	0.0	0.0	0.0	0.0	0.0	(1.8)	0.0	0.0	0.0	(1.8)
Interest expense	9.2	11.5	14.5	15.6	50.8	62.6	52.6	49.6	37.7	202.5
Provision/(benefit) for income taxes	4.6	3.0	11.2	10.8	29.6	(27.3)	6.0	13.3	(16.1)	(24.0)
Depreciation and amortization	17.1	19.8	23.8	24.3	85.0	79.5	83.5	79.5	80.2	322.7
Transaction costs	0.3	1.5	1.6	3.3	6.7	11.4	1.6	0.1	1.1	14.2
Stock-based compensation	3.7	10.4	5.6	6.5	26.2	10.5	33.4	23.5	37.7	105.0
Loss on extinguishment of debt	0.0	0.0	0.0	0.0	0.0	65.0	5.7	6.6	0.0	77.3
Impairment of cost method investment	0.0	0.0	0.0	2.2	2.2	0.0	0.0	0.0	0.0	0.0
Foreign currency gain/(loss) on intercompany loans	0.0	0.0	0.0	0.0	0.0	(0.6)	(0.1)	0.6	(0.0)	(0.1)
Adjusted EBITDA, from continuing operations	$38.0	$45.1	$53.9	$57.5	$194.5	$124.4	$139.1	$147.8	$141.7	$553.0
Purchases of property and equipment	28.6	31.4	42.7	21.4	124.1	66.7	58.9	95.7	101.9	323.2
Unlevered Free Cash Flow	$9.4	$13.7	$11.2	$36.1	$70.4	$57.8	$80.2	$52.1	$39.8	$229.8

FY 4Q 2013 Supplemental Earnings Information

56

Segment Data Reconciliation:
Net Earnings/(loss) to Adjusted EBITDA

Segment Data Reconciliation[1]

($ in millions)

	Three Months Ended June 30, 2013								
	Zayo Wavelength Services	Zayo SONET Services	Zayo Ethernet Services	Zayo IP Services	Zayo Mobile Infrastructure Group	zColo	Zayo Dark Fiber	Corporate / Intercompany Elimination	Zayo Group
Net earnings/(loss)	$9.1	$5.6	$7.5	$7.7	$2.7	$3.6	$4.9	($40.1)	$1.1
Interest expense	0.1	0.0	0.0	0.0	0.0	0.1	0.2	37.3	37.7
Provision for income taxes	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(16.1)	(16.1)
Depreciation and amortization expense	16.8	5.6	7.4	2.8	5.8	2.0	39.9	0.0	80.2
Transaction costs	0.2	0.1	0.2	0.1	0.2	0.1	0.2	0.0	1.1
Stock-based compensation	3.2	3.2	2.9	1.8	2.1	0.8	5.0	18.8	37.7
Loss on extinguishment of debt	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Foreign currency gain on intercompany loans	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.0)	(0.0)
Adjusted EBITDA	**$29.3**	**$14.5**	**$18.0**	**$12.4**	**$10.8**	**$6.6**	**$50.2**	**$0.0**	**$141.7**
Purchases of property and equipment	28.0	0.7	15.8	4.5	32.6	2.7	17.6	0.0	101.9
Unlevered Free Cash Flow	**$1.4**	**$13.7**	**$2.2**	**$7.9**	**($21.9)**	**$3.9**	**$32.6**	**$0.0**	**$39.8**

1 A reconciliation of previous quarters' legacy segment information can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release

FY 4Q 2013 Supplemental Earnings Information

57

58 Pro-forma Growth Reconciliation (Supporting FY 2013 Q4 Pro-forma Growth) Pro-forma Growth Reconciliation FY 4Q 2013 Supplemental Earnings Information ($ in millions) Zayo Group Core NAP Pro-forma and other adjustments Pro-forma Revenue $258.2 $0.8 $0.0 $259.0 Operating Expenses 33.9 0.4 0.0 34.3 Selling, general and administrative 83.7 0.3 0.0 84.0 Stock-based compensation 37.7 0.0 0.0 37.7 Depreciation and amortization 80.2 0.0 0.0 80.2 Operating income 22.7 0.1 0.0 22.9 Interest expense (37.7) 0.0 0.0 (37.7) Loss on extinguishment of debt 0.0 0.0 0.0 0.0 Other (expense)/income, net 0.0 0.0 0.0 0.0 Benefit/(provision) for income taxes 16.0 0.0 0.0 16.0 Earnings from continuing operations 1.0 0.1 0.0 1.1 Interest expense 37.7 0.0 0.0 37.7 Provision for income taxes (16.0) 0.0 0.0 (16.0) Depreciation and amortization 80.2 0.0 0.0 80.2 Transaction costs 1.1 0.0 0.0 1.1 Stock-based compensation 37.7 0.0 0.0 37.7 Loss on extinguishment of debt 0.0 0.0 0.0 0.0 Foreign currency gain on intercompany loans 0.0 0.0 0.0 0.0 Impairment of cost method investment 0.0 0.0 0.0 0.0 Impairment of fixed assets 0.0 0.0 0.0 0.0 Adjusted EBITDA $141.7 $0.1 $0.0 $141.8 Three months ended June 30, 2013 Historical

Pro-forma Growth Reconciliation (Supporting FY 2013 Q3 Pro-forma Growth)

zayo GROUP

Pro-forma Growth Reconciliation[1]

($ in millions)	Three months ended March 31, 2013			
	Historical			
	Zayo Group	Core NAP	Pro-forma and other adjustments	Pro-forma
Revenue	$253.1	$1.3	$0.0	$254.4
Operating Expenses	35.1	0.4	0.0	35.5
Selling, general and administrative	70.4	0.6	0.0	71.0
Stock-based compensation	23.5	0.0	0.0	23.5
Depreciation and amortization	79.5	0.0	0.0	79.5
Operating income	**44.6**	**0.3**	**0.0**	**44.9**
Interest expense	(49.6)	0.0	0.0	(49.6)
Loss on extinguishment of debt	(6.6)	0.0	0.0	(6.6)
Other (expense)/income, net	(0.5)	0.0	0.0	(0.5)
Benefit/(provision) for income taxes	(13.3)	0.0	0.0	(13.3)
Earnings from continuing operations	**(25.4)**	**0.3**	**0.0**	**(25.1)**
Interest expense	49.6	0.0	0.0	49.6
Provision for income taxes	13.3	0.0	0.0	13.3
Depreciation and amortization	79.5	0.0	0.0	79.5
Transaction costs	0.1	0.0	0.0	0.1
Stock-based compensation	23.5	0.0	0.0	23.5
Loss on extinguishment of debt	6.6	0.0	0.0	6.6
Foreign currency gain on intercompany loans	0.6	0.0	0.0	0.6
Adjusted EBITDA	**$147.8**	**$0.3**	**$0.0**	**$148.1**

[1] A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release

FY 4Q 2013 Supplemental Earnings Information

59